U.S. GLOBAL INVESTORS FUNDS

U.S. Government Securities Ultra-Short Bond Fund

Investor Class Shares

SUPPLEMENT DATED MAY 1, 2014

TO THE PROSPECTUS AND SUMMARY PROSPECTUS DATED MAY 1, 2014

On April 28, 2014, the fund’s board approved a change in the phrasing of the fund’s investment objective from “seeks to achieve a total return with current income,” to “seeks to provide current income and preserve capital.”